Press Release

Contact: Dale Wilhelm
Vice President & CFO
713-278-6014

NYSE Symbol: THE

TODCO ANNOUNCES FIRST QUARTER 2007 RESULTS

Houston, Texas, May 3, 2007—TODCO (the “Company”) (NYSE-THE) today reported net income for the three months ended March 31, 2007, of $60.7 million, or $1.05 per diluted share, on revenues of $241.9 million compared to net income of $29.3 million, or $0.47 per share, on revenues of $183.6 million for the same quarter of 2006.

The results of operations for the first quarter of 2007 included $1.1 million (or $0.01 per diluted share, after tax) of rig reactivation expense versus $17.3 million (or $0.17 per diluted share, after tax) of rig reactivation expense during the first quarter of 2006. In addition, the first quarter 2007 results included a $7.6 million insurance recovery from the May 2006 fire on THE 256 and a $4.1 million charge for repair costs related to THE 205 cargo vessel incident in December 2006. The Company expects to pursue recovery of the repair costs from the cargo vessel’s owner. The first quarter of 2006 also included a $4.0 million settlement for damages and personal injury claims associated with the Rig 62 blowout and fire in June 2003. General and administrative expenses for the first quarter of 2007 included $1.9 million in professional fees related to the proposed merger with Hercules Offshore, Inc.

Additionally, the quarter ended March 31, 2007 included $5.5 million of gains on disposal of assets, which included $3.1 million in additional proceeds received related to the sale of THE 151, as a result of the purchaser’s utilization of the rig for drilling operations compared to only $0.9 million in gains on sale of assets in the first quarter of 2006.

Excluding the insurance and settlement recoveries, THE 205 repair costs which may be recoverable later and the gains on sale of assets, TODCO’s first quarter 2007 net income would have been $55.2 million or $0.95 per share on a fully diluted basis versus net income of $26.2 million or $0.42 per share on a fully diluted basis for the first quarter of 2006.

For the three months ended March 31, 2007, earnings before interest, taxes, depreciation and amortization (“EBITDA”) was $119.4 million compared to $67.8 million for the same quarter of 2006.

In light of our pending merger with Hercules Offshore, Inc., the Company will not hold an earnings conference call this quarter. Please see our quarterly report on Form 10-Q for the quarterly period ended March 31, 2007 filed with the Securities and Exchange Commission today for a discussion of operating results by segment.

2000 W. Sam Houston Pkwy, S. ∙ Suite 800 ∙ Houston, Texas 77042 ∙ 713-278-6000 ∙ 713-278-6101 fax

Press Release

Contact: Dale Wilhelm
Vice President & CFO
713-278-6014

Statements in this press release may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may include, but are not limited to, statements concerning insurance and claims recovery. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of additional risk factors that could impact these areas and the Company's overall business and financial performance can be found in the Company's reports and other filings with the Securities and Exchange Commission including the Company’s Form 10-Q filed today. These factors include, among others, general economic and business conditions, offshore drilling industry conditions, many of which are beyond the Company's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this press release. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

TODCO is a leading provider of contract oil and gas drilling services with the largest rig fleet in the shallow water of the U.S. Gulf of Mexico and along the U.S. Gulf Coast. TODCO’s common stock is traded on the New York Stock Exchange under the symbol “THE”. For more information about TODCO, please go to the Company’s web site at www.theoffshoredrillingcompany.com.

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2000 W. Sam Houston Pkwy, S. ∙ Suite 800 ∙ Houston, Texas 77042 ∙ 713-278-6000 ∙ 713-278-6101 fax

TODCO AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except share data)
	March 31,	December 31,
	2007	2006
	(Unaudited)
ASSETS

Cash and cash equivalents	$225.5	$169.3
Accounts receivable
Trade	189.4	196.8
Other	38.8	32.5
Supplies	4.9	4.9
Deferred income taxes	11.0	11.0
Other current assets	12.0	12.8
Total current assets	481.6	427.3

Property and equipment	979.2	968.4
Less accumulated depreciation	538.3	517.1
Property and equipment, net	440.9	451.3

Other assets	15.7	10.6
Total assets	$938.2	$889.2

LIABILITIES AND STOCKHOLDERS’ EQUITY

Trade accounts payable	$74.9	$66.1
Accrued income taxes	23.6	21.8
Accrued income taxes - former parent	35.1	51.7
Other current liabilities	50.6	58.9
Total current liabilities	184.2	198.5

Long-term debt	16.3	16.4
Deferred income taxes	99.7	110.2
Other long-term liabilities	6.0	0.2
Total long-term liabilities	122.0	126.8

Commitments and contingencies
Preferred Stock, $0.01 par value, 50,000,000 shares authorized, none outstanding	-	-
Common stock, $0.01 par value, 500,000,000 shares authorized, 57,770,990 shares and 57,742,030 shares issued and outstanding at March 31, 2007 and December 31, 2006, respectively	0.6	0.6
Additional paid-in capital	6,411.6	6,409.0
Retained deficit	(5,780.2)	(5,845.7)
Total stockholders’ equity	632.0	563.9
Total liabilities and stockholders’ equity	$938.2	$889.2

TODCO AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In millions, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2007	2006
Operating revenues	$241.9	$183.6

Costs and expenses
Operating and maintenance	114.7	107.3
Depreciation	22.0	22.3
General and administrative	13.3	9.7
	150.0	139.3
Operating income	91.9	44.3

Other income (expense), net
Interest income	2.8	2.1
Interest expense	(0.7)	(0.7)
Gain on disposal of assets, net	5.5	0.9
Other, net	—	0.2
	7.6	2.5

Income before income taxes and cumulative effect of a change in accounting principle	99.5	46.8
Income tax expense	38.8	17.6
Income before cumulative effect of a change in accounting principle	60.7	29.2
Cumulative effect of a change in accounting principle, net of tax	—	0.1
Net income	$60.7	$29.3

Net income per common share:
Basic:
Income before cumulative effect of a change in accounting principle	$1.06	$0.48
Cumulative effect of a change in accounting principle, net of income tax	—	—
Net income per common share	$1.06	$0.48
Diluted:
Income before cumulative effect of a change in accounting principle	$1.05	$0.47
Cumulative effect of a change in accounting principle, net of income tax	—	—
Net income per common share	$1.05	$0.47

Weighted average common shares outstanding:
Basic	57.5	61.4
Diluted	57.9	62.0

TODCO AND SUBSIDIARIES
SELECTED SEGMENT AND OPERATING DATA
(In millions, except daily amounts)
(Unaudited)
	Three Months Ended
	March 31, 2007	December 31, 2006	March 31, 2006
U.S. Gulf of Mexico Segment
Operating days	1,184	1,261	944
Available days	1,890	1,932	1,890
Utilization	63%	65%	50%
Average rig revenue per day	$90,200	$97,100	$78,700

Operating revenues	$106.8	$122.5	$74.3
Operating and maintenance expenses	31.2	52.2	44.0
Depreciation	8.9	8.6	10.7
Operating income	$66.7	$61.7	$19.6

U.S. Inland Barge Segment
Operating days	1,342	1,501	1,454
Available days	2,430	2,484	2,430
Utilization	55%	60%	60%
Average rig revenue per day	$47,800	$44,800	$33,700

Operating revenues	$64.1	$67.2	$49.0
Operating and maintenance expenses	37.0	35.0	25.2
Depreciation	6.6	6.1	5.5
Operating income	$20.5	$26.1	$18.3

International and Other Segment
Operating days	1,042	1,099	970
Available days	1,440	1,472	1,440
Utilization	72%	75%	67%
Average rig revenue per day	$47,900	$44,100	$45,700

Operating revenues	$49.9	$48.5	$44.3
Operating and maintenance expenses	37.9	36.3	31.7
Depreciation	5.5	5.4	5.1
Operating income	$6.5	$6.8	$7.5

Delta Towing Segment
Operating revenues	$21.1	$21.9	$16.0
Operating and maintenance expenses	8.6	9.6	6.4
Depreciation	1.0	1.0	1.0
General and administrative expenses	1.2	1.1	1.3
Operating income	$10.3	$10.2	$7.3

Total Company
Rig operating days	3,568	3,861	3,368
Rig available days	5,760	5,888	5,760
Rig utilization	62%	66%	58%

Operating revenues	$241.9	$260.1	$183.6
Operating and maintenance expenses	114.7	133.1	107.3
Depreciation	22.0	21.1	22.3
General and administrative expenses	13.3	10.1	9.7
Operating income	$91.9	$95.8	$44.3

TODCO AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
(In millions)
(Unaudited)

	For the Three Months Ended
	March 31, 2007	December 31, 2006	March 31, 2006

Net income to EBITDA
Net income	$60.7	$64.1	$29.3
Adjustments:
Depreciation	22.0	21.1	22.3
Income tax expense	38.8	34.4	17.6
Interest income	(2.8)	(2.4)	(2.1)
Interest expense	0.7	2.5	0.7
EBITDA	$119.4	$119.7	$67.8